UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐             Preliminary Proxy Statement
☐             Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐             Definitive Proxy Statement
☒             Definitive Additional Materials
☐             Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

Avistar Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies: Common Stock, par value $[______]

(2)	Aggregate number of securities to which transaction applies: [________] shares of Common Stock

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 10, 2010

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 12, 2010
Date: June 10, 2010                                    Time: 10:00 AM PDT
Location: 1875 S. Grant Street,
10th Floor
San Mateo, California 94402

AVISTAR COMMUNICATIONS CORPORATION
1875 SOUTH GRANT STREET 10TH FLOOR
SAN MATEO, CA 94402 ATTN: ELIAS MURRAYMETZGER
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

-- Before You --
How to Access the Proxy Materials

1. Notice & Proxy Statement                                        2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                           www.proxyvote.com
2) BY TELEPHONE:                                      1-800-579-1639
3) BY E-MAIL*:                          sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2010 to facilitate timely delivery.

-- How To Vote --
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01  Gerald J. Burnett    02  William L. Campbell    03  Craig F. Heimark    04  R. Stephen Heinrichs    05  Robert M. Metcalfe    06  Robert F. Kirk

The Board of Directors recommends you vote FOR the following proposal(s):

2.	To approve the amendment and restatement of the Company’s bylaws.

3.	To approve the 2010 Employee Stock Purchase Plan.

4.
To approve a stock option exchange program pursuant to which eligible holders of stock options will be offered the opportunity to exchange their eligible options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans, for a smaller number of new options at a lower exercise price.

5.	To ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

NOTE: In their discretion, the proxies are authorized to cumulate votes for the election of directors and to vote upon such other business as may properly come before the meeting or any adjournments thereof.